UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2004


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)


          California                       0-11113               95-3673456
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


      1021 Anacapa Street, Santa Barbara, CA                      93101
     (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code: (805)564-6298

Item 7.       Financial Statements and Exhibits
_______


     (c)  Exhibits.

Exhibit Number      Description of Exhibit
______________      ______________________

    99.1 Pacific Capital Bancorp press release dated February 6, 2004 announcing the approval of its acquisition of Pacific Crest Capital, Inc. (PCCI) by the shareholders of PCCI.

Item 12       Results of Operations and Financial Condition
_______


     On February 6, 2004 Pacific Capital Bancorp (the "Company") issued a press release announcing that its acquisition of Pacific Crest Capital, Inc. (PCCI) was approved by PCCI's shareholders at their annual meeting held February 6, 2004. Final regulatory approvals were received in January 2004, and the acquisition is expected to close on schedule during the week of March 1, 2004. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.


                                    SIGNATURE


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   PACIFIC CAPITAL BANCORP

Date:  February 6, 2004                            /s/ Donald Lafler
                                                   _____________________________
                                                   Donald Lafler
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibits
______________    _______________________

    99.1 Pacific Capital Bancorp press release dated February 6, 2004 announcing the approval of its acquisition of Pacific Crest Capital, Inc. (PCCI) by the shareholders of PCCI.